Flowco Holdings Inc. Announces Quarterly Cash Dividend Increase

HOUSTON--(BUSINESS WIRE)-- Flowco Holdings Inc. (NYSE: FLOC) ("Flowco” or the “Company”), a provider of production optimization, artificial lift and emissions management and monetization solutions for the oil and natural gas industry, today announced that its Board of Directors has approved an increase in the quarterly cash dividend to $0.09 per share of Class A common stock payable on May 27, 2026 to Class A common stockholders of record as of the close of business on May 15, 2026. Flowco MergeCo LLC, the Company’s operating subsidiary, will make a corresponding distribution of $0.09 per unit to holders of its common units.

Joe Bob Edwards, President and Chief Executive Officer of Flowco, commented, “I am pleased to announce our board has authorized a 12.5% increase to the regular quarterly cash dividend. This decision is supported by the durability of our cash generation, a disciplined approach to capital allocation, and our conviction in Flowco’s long-term growth. We remain focused on driving sustainable value while preserving the flexibility to invest in future opportunities.”

While Flowco currently intends to continue paying regular quarterly cash dividends, the declaration, timing and amount of any future dividend are subject to the discretion and approval of the Company’s Board of Directors and will depend on a number of factors, including the Company’s results of operations, cash flows, financial position, capital requirements, restrictions under the Company’s existing credit agreement and the requirements of applicable law.

Forward-Looking Statements

The information in this press release contains statements relating to future actions and results, which are “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts contained in this press release may be forward-looking statements. Statements of expectations and predictions of future performance are subject to numerous risks and uncertainties, many of which are beyond the Company’s control. Forward-looking statements include, among other statements: statements about the potential benefits of the proposed transaction, the ability of the parties to consummate the proposed transaction and the expected timing of consummating the proposed transaction; statements regarding guidance or estimates related to the Company’s results of operations or financial condition; industry trends, customer demand and industry outlook, and effects on Flowco’s operations; Flowco’s strategies and plans, including matters relating to the Company growth, capital expenditures, dividend policies, and leverage profile. When used in this press release, words such as “expect,” “project,” “estimate,” “believe,” “anticipate,” “intend,” “plan,” “seek,” “forecast,” “target,” “predict,” “may,” “should,” “would,” “could,” and “will,” the negative of these terms and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. Forward-looking statements are based on management’s current expectations and assumptions, and are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Although Flowco believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. These risks and uncertainties are described further in the “Risk Factors” in the Company’s Annual Report on Form 10-K for the ﬁscal year ended December 31, 2025 and in the Company’s other ﬁlings with the SEC. Flowco undertakes no obligation and does not intend to update these forward-looking statements to reflect events or circumstances occurring after this press release. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release.

About Flowco

Flowco is a leading provider of production optimization, artificial lift and emissions management and monetization solutions for the oil and natural gas industry. The company’s products and services include a full range of equipment and technology solutions that enable oil and natural gas producers to efficiently and cost-effectively maximize the profitability and economic lifespan of their assets.

Investor Contact:

Andrew Leonpacher | VP of Finance, Corporate Development, and Investor Relations

andrew.leonpacher@flowco-inc.com

(713) 997-4647

Media Contact:

Cheryl Brashear-White | VP of Marketing Communications

cheryl.white@flowco-inc.com

(405) 819-5290

Source: Flowco Holdings Inc.